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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                           _________________________


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 29, 2000


                          SANTA FE GAMING CORPORATION
              (Exact Name of Registrant as Specified in Charter)


           NEVADA                        1-9481                  88-0304348
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


4336 LOSEE ROAD, #9
NORTH LAS VEGAS, NEVADA                                  89030
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:    (702) 658-4300


                                     NONE
         (Former Name or Former Address, if Changed Since Last Report)

                               4949 N. Rancho Dr
                              Las Vegas, NV 89130
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ITEM 5.  Other Events.

     On December 29, 2000, Pioneer Hotel Inc. completed the transfer of the real, personal and intangible property used in the operation of the Pioneer Hotel and Gambling Hall, in Laughlin, Nevada (the "Pioneer") in accordance with
Section 351 of the code.

     The transfer was completed in a series of transactions, with an aggregate value of $36.0 million, (collectively, the "Transactions"). In connection with the Transactions, approximately $35.0 million was used to retire first mortgage indebtedness due Santa Fe Hotel Inc. ("SFHI"), a subsidiary of the Company. PHI agreed to lease and license substantially all of the assets transferred for a period of twenty years under which it will continue to operate the Pioneer. The Company and SFHI have guaranteed the lease and SFHI has secured its guarantee obligation.

     A copy of the press release dated January 5, 2001 issued by the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Copies of the agreements relating to the transfer of the real, personal and intangible property are also filed as exhibits to this Current Report on Form 8-K.

ITEM 7.  Exhibits.

     The following exhibits are filed with this Current Report on Form 8-K.


  Exhibit No.            Description
  -----------            -----------

  10.66 Lease Agreement between HAHF Pioneer, LLC as landlord and Pioneer Hotel Inc., as tenant dated December 29, 2000.

  10.67                  Guaranty by Santa Fe Gaming Corporation, guarantor;
                         Pioneer Hotel Inc., tenant and guarantor and Santa Fe Hotel Inc., guarantor dated December 29, 2000.

  10.68                  Exchange Agreement among Pioneer LLC, as transferor;
                         Pioneer Hotel Inc., as tenant; HAHF Pioneer LLC as transferee and Heller Affordable House of Florida, Inc., dated December 29, 2000.

  10.69 Master Lease Agreement by and between PDS Gaming Corporation-Nevada and Pioneer Hotel Inc. dated December 29, 2000.

  10.70 Lease Schedule No. 1 to Master Lease Agreement by and between PDS Gaming Corporation-Nevada and Pioneer Hotel Inc. dated December 29, 2000.

  10.71 Guaranty by and between PDS Gaming Corporation-Nevada and Santa Fe Gaming Corporation dated December 29, 2000.

  99.1                   Press Release of Santa Fe Gaming Corporation dated
                         January 5, 2001.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SANTA FE GAMING CORPORATION



Date: January 5, 2001                   By: /s/ Thomas K. Land
                                            ----------------------------------
                                            Thomas K. Land
                                            Senior Vice President and
                                            Chief Financial Officer

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